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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 --------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported) January 27, 1998


                         Commission file number 1-12482

                              GLIMCHER REALTY TRUST

             (Exact name of registrant as specified in its charter)

                MARYLAND                                          31-1390518
    (State or other jurisdiction of                            (I.R.S. Employer
     incorporation or organization)                           Identification No)


         20 SOUTH THIRD STREET
             COLUMBUS, OHIO                                         43215
(Address of principal executive offices)                          (Zip Code)


       Registrant's telephone number, including area code: (614) 621-9000

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The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its current report on Form 8-K dated December 18, 1997, as set forth below.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Included in this amendment are the following financial statements of University Mall (and the Independent Accountants' Report thereon), which were not available at the time of the filing of the Report being amended hereby which Report was filed with respect to the acquisition of University
                  Mall:

                  -Statement of Revenues and Certain Expenses for the year ended
                   December 31, 1996 and the nine months ended September 30, 1997.

         (b)      Pro Forma Financial Information

                  Included in this amendment are an unaudited Pro Forma Consolidated Balance Sheet as of September 30, 1997, and the unaudited Pro Forma Consolidated Statements of Operations for the nine months ended September 30, 1997 and the year ended December 31, 1996 for Glimcher Realty Trust, which were not available at the time of the filing of the Report being amended hereby, which report was filed with respect to the acquisition of University Mall.





                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  January 27, 1998


                              GLIMCHER REALTY TRUST


                              By: /s/ William G. Cornely
                              -------------------------------------------------
                              William G. Cornely
                              Senior Vice President and Chief Financial Officer

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                        REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees
   and Shareholders of
Glimcher Realty Trust

         We have audited the statement of revenues and certain expenses of University Mall for the year ended December 31, 1996. This financial statement is the responsibility of University Mall's management. Our responsibility is to express an opinion on this financial statement based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

         The accompanying statement of revenues and certain expenses, as described in Note 1, was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in a Form 8-K/A of Glimcher Realty Trust. The statement of revenues and certain expenses is not intended to be a complete presentation of University Malls' revenues and expenses.

         In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses as described in Note 1 of University Mall for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                        COOPERS & LYBRAND L.L.P.


Columbus, Ohio
January 16, 1998

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                                 UNIVERSITY MALL

                   STATEMENT OF REVENUES AND CERTAIN EXPENSES
                FOR THE YEAR ENDED DECEMBER 31, 1996 AND THE NINE
                   MONTHS ENDED SEPTEMBER 30, 1997 (UNAUDITED)
                             (DOLLARS IN THOUSANDS)

                                              YEAR ENDED
                                             DECEMBER 31,  SEPTEMBER 30,
                                                1996           1997
                                                ----           ----
                                                            (UNAUDITED)
Revenues:
     Minimum rents ....................        $ 8,654        $ 7,815
     Tenant recoveries ................          4,253          3,240
     Other ............................          1,193          1,285
                                               -------        -------
                                                14,100         12,340
                                               -------        -------

Certain expenses:
     Real estate taxes ................          1,681          1,537
     Recoverable operating expenses ...          3,473          3,080
     Other operating expenses .........            258            131
                                               -------        -------
                                                 5,412          4,748
                                               -------        -------

          Revenues in excess of certain
              expenses ................        $ 8,688        $ 7,592
                                               =======        =======

     The accompanying notes are an integral part of the financial statement.

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
                                 UNIVERSITY MALL

             NOTES TO THE STATEMENT OF REVENUES AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.  BASIS OF PRESENTATION

      The statement of revenues and certain expenses relates to the operations of University Mall which was acquired by Glimcher University Mall Limited Partnership on December 18, 1997. University Mall contains approximately 1.3 million square feet of gross leasable area.

      The accompanying financial statement is not representative of the actual operations for the periods presented as certain expenses, which may not be comparable to the expenses expected to be incurred in the proposed future operations of University Mall, have been excluded. Management of University Mall is not aware of any material factors relating to University Mall that would cause the reported financial information not to be indicative of future operating results. Expenses excluded consist of interest, depreciation and amortization, management fees and other costs not directly related to the future operations of University Mall.

      The preparation of the financial statements in conformity with generally accepted accounting principles require management to make estimates and assumptions. For example, estimates are used to establish tenant recoveries, rents, property operating expenses, real estate taxes and provisions for accounts receivable. Actual results could differ from those estimates.

      The accompanying interim unaudited statement of revenue and certain expenses for the nine months ended September 30, 1997 has been prepared pursuant to the rules and regulations of the Securities and Exchange Commission. Certain information and footnote disclosures normally included in financial statements prepared in accordance with generally accepted accounting principles have been omitted pursuant to such rules and regulations, although management believes that the disclosures are adequate to make the information presented not misleading. In the opinion of management, all adjustments consisting only of normal recurring adjustments, necessary to present fairly the statement of revenue and certain expenses of University Mall for the nine months ended September 30, 1997, have been included. The results of operations for interim periods are not necessarily indicative of the results for the full year.

2.  OPERATING LEASES

      Minimum rents contain straight-line adjustments for rental revenue in accordance with generally accepted accounting principles. The net rental revenue increase resulting from straight-line adjustments for the year ended December 31, 1996 was $214. No rental payments from individual tenants represented 10% or more of the total rents for any period presented.

      University Mall provides for doubtful accounts representing that portion of accounts receivable which is estimated to be uncollectible and has provided $227 for the year ended December 31, 1996, in other operating expenses.

      University Mall is leased to tenants under operating leases with expiration dates extending to the year 2011. Future minimum rents under non-cancelable leases for the years ending December 31, are approximately as follows:

            1997...........................................    $ 9,555
            1998...........................................      9,171
            1999...........................................      8,998
            2000...........................................      8,531
            2001...........................................      8,194
         Thereafter........................................     32,886
                                                               -------
                                                               $77,335
                                                               =======

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                              GLIMCHER REALTY TRUST
                      PRO FORMA CONSOLIDATED BALANCE SHEET
                            AS OF SEPTEMBER 30, 1997
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PAR VALUE AMOUNTS)

                                           ASSETS

                                                                 GLIMCHER                    GLIMCHER
                                                                  REALTY                   REALTY TRUST
                                                                   TRUST                   CONSOLIDATED
                                                                   -----    ADJUSTMENTS     PRO FORMA
                                                                    (A)     -----------     ---------
Investment in real estate:
  Land.........................................................  $ 78,717     $ 13,314 (B)  $   92,031
  Buildings, improvements and equipment........................   860,680      107,814 (B)     968,494
  Developments in progress:
         Land..................................................     6,281                        6,281
         Developments..........................................    11,876                       11,876
                                                                 --------     --------      ----------
                                                                  957,554      121,128       1,078,682
  Less accumulated depreciation................................   101,193                      101,193
                                                                 --------     --------      ----------

         Net investment in real estate.........................   856,361      121,128         977,489

Cash and cash equivalents......................................     7,345                        7,345
Cash in escrow.................................................     5,138          786 (B)       5,924
Investment in and advances to unconsolidated entities..........    69,962                       69,962
Tenant accounts receivable, net................................    22,369                       22,369
Deferred expenses, net.........................................     6,971          881 (C)       7,852
Prepaid and other assets.......................................    10,144                       10,144
                                                                 --------     --------      ----------
                                                                 $978,290     $122,795      $1,101,085
                                                                 ========     ========      ==========

                              LIABILITIES AND SHAREHOLDERS' EQUITY

Mortgage notes payable.........................................  $470,550     $ 71,376 (C)  $  541,926
Notes payable..................................................   152,064       50,855 (C)     202,919
Accounts payable and accrued expenses..........................    22,743          564 (B)      23,307
Distributions payable..........................................    11,787                       11,787
                                                                 --------     --------      ----------
                                                                  657,144      122,795         779,939
                                                                 --------     --------      ----------

Minority interest in partnership...............................    30,884                       30,884

Redeemable preferred stock:
  Series A convertible preferred shares of beneficial
     interest, 34,000 shares issued and outstanding as of
     September 30, 1997........................................    34,000                       34,000

Shareholders' equity:
  Common shares of beneficial interest, $.01 par value,
     21,910,544 shares issued and outstanding at
     September 30, 1997........................................       219                          219
  Additional paid-in capital...................................   317,061                      317,061
  Distributions in excess of accumulated earnings..............   (61,018)                     (61,018)
                                                                 --------     --------      ----------
                                                                 $978,290     $122,795      $1,101,085
                                                                 ========     ========      ==========

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

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                              GLIMCHER REALTY TRUST

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1997
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PAR VALUE AMOUNTS)

                                                                                                 GLIMCHER
                                                          GLIMCHER                             REALTY TRUST
                                                           REALTY                              CONSOLIDATED
                                                           TRUST     PROPERTY      ADJUSTMENTS   PRO FORMA
                                                           -----     --------      -----------   ---------
                                                            (A)         (B)
Revenues:
   Minimum rents.......................................   $ 80,539    $ 7,815                    $ 88,354
   Percentage rents....................................      2,720                                  2,720
   Tenant recoveries...................................     17,575      3,240                      20,815
   Other...............................................      2,678      1,285                       3,963
                                                          --------    -------                    --------
       Total revenues..................................    103,512     12,340                     115,852
                                                          --------    -------                    --------
   Operating expenses:
   Real estate taxes...................................      8,059      1,537                       9,596
   Recoverable operating expenses......................     10,993      3,080                      14,073
   Other operating expenses............................      2,483        131                       2,614
                                                          --------    -------                    --------
       Total operating expenses........................     21,535      4,748                      26,283
                                                          --------    -------                    --------

       Property net operating income...................     81,977      7,592                      89,569

Depreciation and amortization..........................     20,658                    2,295 (C)    22,953
General and administrative.............................      6,255                                  6,255
Gain on sales of property/outparcels...................        155                                    155
Interest income........................................        507                                    507
Interest expense.......................................     31,850                    6,682 (D)    38,532
Equity in income (loss) of unconsolidated entities.....       (951)                                  (951)
Minority interest in operating partnership ............      2,502                     (147)(E)     2,355
                                                          --------    -------       -------      --------
       Net income available to common shareholders.....     20,423      7,592        (8,830)       19,185
Preferred stock dividends..............................      2,169                                  2,169
                                                          --------    -------       -------      --------
       Net income available to common shareholders.....   $ 18,254    $ 7,592       $(8,830)     $ 17,016
                                                          ========    =======       =======      ========

Earnings per share available to common shareholders....   $   0.83                               $   0.78 (F)
                                                          ========                               ========

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

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                              GLIMCHER REALTY TRUST

                 PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1996
                                   (UNAUDITED)
                (DOLLARS IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                                 GLIMCHER
                                                          GLIMCHER                             REALTY TRUST
                                                           REALTY                              CONSOLIDATED
                                                           TRUST     PROPERTY      ADJUSTMENTS   PRO FORMA
                                                           -----     --------      -----------   ---------
                                                            (A)         (B)
Revenues:
     Minimum rents....................................      87,660    $ 8,654                     $ 96,314
     Percentage rents.................................       2,896                                   2,896
     Tenant recoveries................................      22,384      4,253                       26,637
     Other............................................       4,738      1,193                        5,931
                                                          --------    -------                     --------
     Total revenues...................................     117,678     14,100                      131,778
                                                          --------    -------                     --------
Operating expenses:
     Real estate taxes................................      10,233      1,681                       11,914
     Recoverable operating expenses...................      13,893      3,473                       17,366
     Other operating expenses.........................       3,086        258                        3,344
                                                          --------    -------                     --------
       Total operating expenses.......................      27,212      5,412                       32,624
                                                          --------    -------                     --------

       Property net operating income..................      90,466      8,688                       99,154

Depreciation and amortization.........................      22,418                     3,060 (C)    25,478
General and administrative............................       9,371                                   9,371
Gain on sales of outparcels...........................       1,506                                   1,506
Interest income.......................................         506                                     506
Interest expense......................................      29,297                     8,916 (D)    38,213
Equity in income (loss) of unconsolidated entities....          42                                      42
Minority interest in operating partnership............       3,385                      (354)(E)     3,031
                                                          --------    -------       --------      --------
     Net income.......................................      28,049      8,688        (11,622)       25,115
Preferred stock dividends.............................         268                                     268
                                                          --------    -------       --------      --------
     Net income available to common shareholders......    $ 27,781    $ 8,688       $(11,622)     $ 24,847
                                                          ========    =======       ========      ========

Earnings per share available to common shareholders       $   1.27                                $   1.14 (F)
                                                          ========                                ========

              The accompanying notes are an integral part of these
                  pro forma consolidated financial statements.

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                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)


1.    BASIS OF PRESENTATION

      The accompanying unaudited pro forma consolidated balance sheet is presented as if the acquisition of University Mall occurred as of September 30, 1997.

      The accompanying unaudited pro forma consolidated statements of operations are presented as if the acquisition of University Mall had been made as of January 1, 1996.

      These pro forma financial statements should be read in conjunction with the historical financial statements and notes thereto of Glimcher Realty Trust (the "Company") and University Mall. In management's opinion, all adjustments necessary to reflect the effects of the acquisition of University Mall have been made.

      The unaudited pro forma consolidated financial statements are not necessarily indicative of what the actual financial position would have been as of September 30, 1997, or what the actual results of operations of the Company would have been assuming the acquisition of University Mall had been completed as of January 1, 1996, nor do they purport to represent the results for future periods.

2.    ADJUSTMENTS TO PRO FORMA CONSOLIDATED BALANCE SHEET

         (A) Reflects the balance sheet of the Company as of September 30, 1997.

         (B) Reflects the allocation of the purchase price of $121,128 between land and buildings, improvements and equipment, set-up of certain real estate tax, insurance, and capital reserve escrows and the assumption of certain accrued expenses.

         (C) Reflects the placement of a new mortgage note payable of $71,376, the net increase in the Company's credit facility and related financing costs associated with the acquisition of University Mall.

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                      NOTES AND MANAGEMENT'S ASSUMPTIONS TO
                 THE PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

           (DOLLARS IN THOUSANDS, EXCEPT SHARE AND PER SHARE AMOUNTS)
                                   (UNAUDITED)

3.    ADJUSTMENTS TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

         (A) Reflects the operations of the Company for the pro forma periods indicated.

         (B) Reflects revenues and certain expenses of University Mall for the pro forma periods.

         (C) Reflects depreciation and amortization relative to the purchase of University Mall.

         (D)      Reflects the increase in interest expense as follows:

                                                                   NINE MONTHS ENDED          YEAR ENDED
                                                                   SEPTEMBER 30, 1997      DECEMBER 31, 1996
                                                                   ------------------      -----------------
                  Interest on new mortgage note payable........          $3,824                 $5,106
                  Interest on the Company's credit facility....           2,858                  3,810
                                                                         ------                 ------

                                                                         $6,682                 $8,916
                                                                         ======                 ======

         (E) Reflects the adjustment in minority interest in partnership as a result of the pro forma adjustments to net income.

         (F) Pro Forma earnings per common share of beneficial interest is based upon 21,899,383 and 21,888,068 weighted average common shares of beneficial interest outstanding as of September 30, 1997 and December 31, 1996, respectively.

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